Income Taxes (Details) - USD ($)	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Income Tax Disclosure [Abstract]
Income tax expiration, description	The Company has Swiss tax loss carryforwards of $15.5 million as of December 31, 2020 (December 31, 2019: $11.5 million) of which $9.7 million will expire within the next five years, and $5.8 million will expire between 2025 - 2026.
Net capital loss carryforward	$ 15,500,000	$ 11,500,000
Effective tax rate		0.00%
Net operating loss	$ 9,700,000